UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Unum Group (the “Company”) has named Cherie A. Pashley as Senior Vice President, Chief Accounting Officer of the Company, effective February 24, 2020. In this capacity, Ms. Pashley will serve as the Company’s principal accounting officer and lead the Company’s financial management activities, including the tax and treasury functions that she leads today as well as accounting, financial reporting, and mergers and acquisitions. Ms. Pashley succeeds to the principal accounting officer position currently held by Daniel J. Waxenberg, who on the same date will be taking a new role with the Company as Senior Vice President, Global Financial Planning and Analysis. In this new role, Mr. Waxenberg will lead the Company’s U.S. core financial product teams while retaining his current responsibilities for the global financial planning and analysis functions.
Ms. Pashley, 42, joined the Company in 2013 and brings over 20 years of accounting experience to her role. Since February 2017, she has served as Senior Vice President, Tax and Treasury, with responsibilities including global tax strategies and compliance, and has been instrumental in implementing process efficiencies. She previously served as Vice President, Tax from July 2013 to February 2017. Prior to joining the Company, Ms. Pashley was a tax director at PricewaterhouseCoopers, where she focused on large multinational companies in the financial services industry.
Mr. Waxenberg, 46, has been with the Company since 2002 and has held a variety of leadership positions within the Company during his tenure. He has served as Senior Vice President, Chief Accounting Officer since February 2017 and, in this capacity, as the principal accounting officer of the Company with responsibility for accounting, financial reporting, and global financial planning and analysis functions. Prior to that, he served as Vice President, Global Financial Planning and Analysis from July 2012 and, before that, as the Financial Controller for Unum UK from August 2008. He brings more than 20 years of experience in finance and accounting to his new role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: February 18, 2020	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary